                                                                    EXHIBIT 25.1
 = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                          PURSUANT TO SECTION 305(b)(2)  |__|

                           ---------------------------

               THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A. (Exact name of trustee as specified in its charter)

                                                     59-2283428
(State of incorporation                              (I.R.S. employer
if not a U.S. national bank)                         identification no.)

800 BRICKELL AVENUE
SUITE 300
MIAMI, FLORIDA                                       33131
(Address of principal executive offices)             (Zip code)

                           ---------------------------

               THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A.
                             10161 CENTURION PARKWAY
                           JACKSONVILLE, FLORIDA 32256
                               ATTN: DEREK KETTEL
                                 (904) 998-4716
           (Name, address, and telephone number of agent for service)

                           ---------------------------
                             SYNOVUS FINANCIAL CORP.
               (Exact name of obligor as specified in its charter)

GEORGIA                                                    58-1134883
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

SUITE 301, ONE ARSENAL PLACE
901 FRONT AVENUE
COLUMBUS, GEORGIA                                          31901
(Address of principal executive offices)                   (Zip code)

                           ---------------------------
                       4.875% SUBORDINATED NOTES DUE 2013
                       (Title of the indenture securities)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.   General information. Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

--------------------------------------------------------------------------------

              NAME                                              ADDRESS
--------------------------------------------------------------------------------
     COMPTROLLER OF THE CURRENCY
     UNITED STATES DEPARTMENT
     OF THE TREASURY                                      WASHINGTON, D.C. 20219
     FEDERAL RESERVE BANK                                 ATLANTA, GEORGIA 30309

     FEDERAL DEPOSIT INSURANCE CORPORATION                WASHINGTON, D.C. 20429

     (b)      Whether it is authorized to exercise corporate trust powers.

     YES.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     NONE.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the articles of association of The Bank of New York Trust Company of Florida, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-100717).

     2. A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-100717).

     3. A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-100717).

     4. A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-100717).

     6.       The consent of the trustee required by Section 321(b) of the Act.

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

         Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company of Florida, N.A., a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Jacksonville, and State of Florida, on the 18th day of April, 2003.

                                       THE BANK OF NEW YORK TRUST
                                       COMPANY OF FLORIDA, N.A.


                                       By: /S/ Derek Kettel
                                           ----------------------------
                                       Name:  Derek Kettel
                                       Title: Vice President

                                                                       EXHIBIT 6

                             CONSENT OF THE TRUSTEE

Pursuant to the requirements of Section 321 (b) of the Trust Indenture Act of 1939, and in connection with the proposed issuance of Synovus Financial Corp. 4.875% Subordinated Notes due 2013, The Bank of New York Trust Company of Florida, N.A., hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                       THE BANK OF NEW YORK TRUST
                                       COMPANY OF FLORIDA, N.A.

                                       By: /S/ Derek Kettel
                                           ----------------------------
                                           Name:  Derek Kettel
                                           Title: Vice President

Jacksonville, Florida
April 18, 2003

                                                                       EXHIBIT 7

                       Consolidated Report of Condition of
               THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A. of 800 Brickell Avenue, Suite 300, Miami, FL 33131

         At the close of business December 31, 2002, published in accordance with Federal regulatory authority instructions.

                                                                                                        Dollar Amounts
                                                                                                         in Thousands
ASSETS

Cash and balances due from
         depository institutions:
         Noninterest-bearing balances and currency and coin...........................................      $   978
         Interest-bearing balances....................................................................       10,093
Securities:
         Held-to-maturity securities..................................................................            0
         Available-for-sale securities................................................................        8,618
Federal funds sold and securities
         purchased under agreements to resell:
         Federal funds sold in domestic offices.......................................................            0
         Securities purchased under agreements to resell..............................................            0
Loans and lease financing receivables:
         Loans and leases held for sale...............................................................            0
         Loans and leases, net of unearned income.....................................................            0
         LESS: Allowance for loan and lease losses....................................................            0
         Loans and leases, net of unearned income and allowance and reserve...........................            0
Trading assets........................................................................................            0
Premises and fixed assets (including capitalized leases)..............................................        1,236
Other real estate owned...............................................................................            0
Investments in unconsolidated subsidiaries and associated companies...................................            0
Customers' liability to this bank on acceptances outstanding..........................................            0
Intangible assets
      Goodwill........................................................................................       11,195
      Other Intangible Assets ........................................................................          111
Other assets..........................................................................................        1,046
                                                                                                            -------
Total assets..........................................................................................      $33,277
                                                                                                            =======

LIABILITIES

Deposits:
         In domestic offices..........................................................................      $   355
         Noninterest-bearing .........................................................................          355
         Interest-bearing.............................................................................            0
Federal funds purchased and securities
         sold under agreements to repurchased:
         Federal funds purchased in domestic offices..................................................            0
         Securities sold under agreements to repurchase...............................................            0
Trading liabilities...................................................................................            0
Other borrowed money:
         (includes mortgage indebtedness
         and obligations under capitalized
         leases)......................................................................................        6,000
Bank's liability on acceptances executed and outstanding..............................................            0
Subordinated notes and debentures.....................................................................            0
Other liabilities.....................................................................................        1,204
                                                                                                            -------
Total liabilities.....................................................................................        7,559
                                                                                                            =======
Minority interest in consolidated subsidiaries........................................................            0

EQUITY CAPITAL

Common stock..........................................................................................          750
Surplus...............................................................................................        4,299
Retained earnings.....................................................................................       20,665
Accumulated other comprehensive income................................................................            4
Other equity capital components.......................................................................            0
                                                                                                            -------
Total equity capital..................................................................................       25,718
                                                                                                            -------
Total liabilities and equity capital..................................................................      $33,277
                                                                                                            =======

         I, Thomas J. Mastro, Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                                                Thomas J. Mastro
                                     -8-

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

         Richard G. Jackson         )
         Nicholas C. English        )       Directors
         Karen B. Shupenko          )

                                      - 9-